EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Republic Services, Inc. (the Company) for the period ended March 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Charles F. Serianni, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ CHARLES F. SERIANNI
Charles F. Serianni
Executive Vice President, Chief Financial Officer (Principal Financial Officer)

Date: May 5, 2020